UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2026
___________________________
TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)(d)

On September 21, 2026, Travere Therapeutics, Inc. (the “Company”) and Eric Dube, Ph.D., mutually agreed to the timeline and terms surrounding the planned transition of Dr. Dube, who will step down from his position as the Company’s President and Chief Executive Officer and as a member of the Board of Directors of the Company effective as of December 1, 2026 (the “Officer Resignation Date”). Bradley L. Campbell has been named as Dr. Dube’s successor with his appointment as President and Chief Executive Officer and as a member of the Board of Directors to be effective as of the Officer Resignation Date. As discussed in greater detail below, Dr. Dube has agreed to continue with the Company as Executive Advisor through February 15, 2027, to facilitate a smooth transition of responsibilities and has agreed to serve as Consultant to the Chief Executive Officer for a period following the employment transition.

Mr. Campbell, 51, served as the President and Chief Executive Officer of Amicus Therapeutics, Inc. (“Amicus”) from August 2022 until its acquisition by BioMarin Pharmaceutical Inc. in April 2026, and served as a member of Amicus’ Board of Directors from June 2018 until April 2026. Mr. Campbell served as President and Chief Operating Officer of Amicus from January 2015 until his promotion to Chief Executive Officer in August 2022. He brings over 25 years of experience in the biopharmaceutical industry. Mr. Campbell joined Amicus in 2006 and, prior to becoming Chief Executive Officer, led the global organization responsible for the commercialization of Galafold®. He also oversaw the Technical Operations, Market Access, Program Management, Clinical Operations, and Regulatory Affairs functions. Mr. Campbell currently serves on the board of the Duke Margolis Health Policy Institute and in addition to the Amicus board, previously served on the boards of directors of Gennao Bio and ARYA Sciences Acquisition Corp III, a healthcare-focused Special Purpose Acquisition Vehicle, as well as Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX) from 2016 until its successful acquisition by Lantheus Holdings, Inc. in 2020, as well as the board of the Biotechnology Innovation Organization. Prior to joining Amicus, Mr. Campbell held various commercial and business development roles at Genzyme Corporation and Bristol-Myers Squibb and worked as a strategy consultant for Marakon Associates. He received a B.A. in Public Policy Studies from Duke University and an M.B.A. from Harvard Business School.

There are no other arrangements or understandings between Mr. Campbell and the Company or any other persons pursuant to which Mr. Campbell was selected as President and Chief Executive Officer of the Company. There are no related party transactions between the Company and Mr. Campbell or any of his immediate family members requiring disclosure under Item 404(a) of Regulation S-K. Mr. Campbell does not have any family relationships with any of the Company’s directors or executive officers.

(e)

Transition Agreement

On September 21, 2026, the Company and Dr. Dube entered into a Transition and Separation Agreement (the “Transition Agreement”) in support of the transition described above. Pursuant to the Transition Agreement, Dr. Dube will continue to be employed as the Company’s President and Chief Executive Officer until the Officer Resignation Date. During the period between the Officer Resignation Date and the Employment Termination Date (as defined below) (the “Transition Period”), Dr. Dube will continue to serve as an employee of the Company but will no longer have the powers, duties and responsibilities commensurate with the position of President and Chief Executive Officer. During the Transition Period, Dr. Dube will assist the Company in transitioning his former duties and responsibilities as President and Chief Executive Officer of the Company to Mr. Campbell and will provide other services and reasonable transition assistance. Effective as of February 16, 2027, or such earlier date following the Officer Resignation Date that Dr. Dube and the Company mutually designate (the “Employment Termination Date”), Dr. Dube’s employment with the Company will terminate.

Prior to and during the Transition Period, Dr. Dube will continue to receive his current base salary. Dr. Dube will remain eligible to receive his annual cash incentive bonus payment for 2026, as determined by the Board of Directors and/or the Compensation Committee of the Board of Directors (the “Compensation Committee”). Dr. Dube will not be eligible to participate in the Company's cash incentive bonus program for 2027. Dr. Dube will not be entitled to any further stock awards or equity grants from the Company, but any stock awards and equity grants previously granted to Dr. Dube will continue to vest and become exercisable during the Transition Period in accordance with their terms. Pursuant to the Transition Agreement, effective as of the Employment Termination Date, and contingent on Dr. Dube’s execution of a release of claims in favor of the Company, (A) the Company and Dr. Dube shall enter into a consulting agreement (the "Consulting Agreement"), pursuant to which Dr. Dube shall provide certain consulting and executive advisory services to the Company for a period of up to eighteen (18) months following the Officer Resignation Date (the "Consulting Period"), and (B) if Dr. Dube timely elects continued coverage under COBRA, the Company will pay for Dr. Dube's COBRA premiums to continue his health insurance coverage (including coverage for eligible dependents, if applicable) through the earliest to occur of: (i) eighteen (18) months following the Officer Resignation Date; (ii) the date Dr. Dube becomes eligible for group health insurance coverage through a new employer; or (iii) the date Dr. Dube ceases to be eligible for COBRA continuation coverage for any reason. Provided Dr. Dube fulfills certain preconditions, Dr. Dube's separation from employment and subsequent engagement as a consultant during the Consulting Period shall not constitute a break in service for purposes of vesting of his equity awards; provided, however, that any performance-based restricted stock units previously granted to Dr. Dube will cease vesting as of the Employment Termination Date and any unvested portion thereof will be forfeited and cancelled without consideration. In the event that the Company terminates the Consulting Period for convenience, then, subject to Dr. Dube's release of claims, the vesting of all of Dr. Dube's then-outstanding equity awards shall accelerate such that the amount of shares vested shall equal that number of shares that would have been vested if Dr. Dube had continued to render services to the Company for eighteen (18) continuous months after the date of such termination. If such termination occurs within three (3) months prior to, or on or within twelve (12) months after, the consummation of a Change in Control (as defined in the Transition Agreement), then, subject to Dr. Dube's release of claims, the vesting of all of Dr. Dube's then-outstanding equity awards shall accelerate in full as of the date of such Change in Control.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Employment Agreement

In connection with his appointment as the Company's President and Chief Executive Officer, the Company entered into an employment agreement with Mr. Campbell (the "Employment Agreement"), which sets forth the terms of Mr. Campbell's employment with the Company, effective as of the Officer Resignation Date. Pursuant to the Employment Agreement, Mr. Campbell will be entitled to receive an annual base salary of $1,000,000 and will be eligible to earn an annual discretionary bonus with a target of 85% of his then-current annual base salary. In addition, Mr. Campbell will receive a cash payment of up to $10,000 to reimburse Mr. Campbell for legal fees and expenses incurred in connection with the negotiation of the Employment Agreement, and an additional cash payment equal to $500,000, less applicable deductions and withholdings, to offset certain out-of-pocket expenses incurred by Mr. Campbell as a result of accepting employment with the Company (such $500,000 payment, the “Expense Payment”). In the event Mr. Campbell’s employment terminates prior to the 12-month anniversary of his start date pursuant to a resignation without “Good Reason” (as defined in the Employment Agreement) or due to a termination for Cause (as defined in the Employment Agreement), Mr. Campbell will repay 100% of the net after-tax amount of the Expense Payment. If Mr. Campbell’s employment terminates following the 12-month anniversary but prior to the 24-month anniversary of his start date pursuant to a resignation without Good Reason or due to a termination for Cause, Mr. Campbell will repay 50% of the net after-tax amount of the Expense Payment.

Pursuant to the Employment Agreement, the Company will grant Mr. Campbell the following equity awards: (i) a non-qualified stock option to purchase shares of the Company's common stock with an approximate value of $8,250,000 (the "Option"), and (ii) a time-based restricted stock unit award covering shares of the Company's common stock with an approximate value of $8,250,000 (the "Time-Based RSU" and, together with the Option, the “Initial Equity Awards”). The Option will have a 10-year term and will vest over four years, with one-fourth of the shares subject to the Option vesting on the one-year anniversary of the grant date and the remaining three-fourths vesting over the following three years in 36 equal monthly installments, subject to Mr. Campbell’s continued employment with the Company through each such date. The Time-Based RSU will vest over four years, with one-fourth of the restricted stock units vesting on each anniversary of the grant date, subject to Mr. Campbell’s continued employment with the Company through each such date. The Initial Equity Awards will be granted outside of the Company's 2018 Equity Incentive Plan (the "2018 Plan") but pursuant to the terms of the 2018 Plan as if such awards were granted under the 2018 Plan, and are intended as a material inducement to Mr. Campbell's acceptance of the Company's offer of employment. In addition to the Initial Equity Awards, the Company will grant Mr. Campbell a performance-based restricted stock unit award in early 2027 with an approximate value of $3,750,000, which will vest upon the achievement of certain future corporate, clinical and/or regulatory performance milestones to be determined by the Board of Directors or the Compensation Committee.

The Employment Agreement provides that if Mr. Campbell’s employment is terminated as a result of his “Disability” (as defined in the Employment Agreement), and subject to Mr. Campbell's execution of an effective release of claims, Mr. Campbell will be eligible to receive (i) a cash severance payment equal to 18 months of his then-current base salary, reduced by any payments he may receive under any disability insurance or similar plan maintained by the Company, paid in equal installments over 18 months, (ii) any earned annual bonus for the prior year, to the extent unpaid as of the termination date (the “Prior Year Bonus”), (iii) accelerated vesting of all outstanding time-based equity awards (including performance-based equity awards that have satisfied the performance requirement and remain subject only to a time-based vesting component) such that the amount of shares vested equals the number of shares that would have vested if Mr. Campbell had continued to render services for 18 continuous months following termination, and any equity awards that remain subject to performance-based vesting will remain outstanding for 90 days, during which the Compensation Committee will determine whether and to what extent any such performance-based equity awards will vest, and (iv) the Company will pay for Mr. Campbell’s COBRA premiums to continue his health insurance coverage (including coverage for eligible dependents, if applicable) through the earliest to occur of: (a) eighteen (18) months following the separation date; (b) the date Mr. Campbell becomes eligible for group health insurance coverage through a new employer; or (c) the date Mr. Campbell ceases to be eligible for COBRA continuation coverage for any reason (the “COBRA Benefits”).

In the event Mr. Campbell’s employment is terminated as a result of his death, he will be eligible to receive (i) a lump sum amount equal to his pro-rata target annual bonus, (ii) accrued base salary and any Prior Year Bonus, to the extent unpaid as of the termination date, (iii) accelerated vesting of all outstanding time-based equity awards (including performance-based equity awards that have satisfied the performance requirement and remain subject only to a time-based vesting component) such that the amount of shares vested equals the number of shares that would have vested if Mr. Campbell had continued to render services for 18 continuous months following termination, and (iv) any equity awards that remain subject to performance-based vesting will remain outstanding for 90 days, during which the Compensation Committee will determine whether and to what extent any such performance-based equity awards will vest.

The Employment Agreement further provides that if Mr. Campbell's employment is terminated by the Company without Cause or by Mr. Campbell for Good Reason, and subject to Mr. Campbell's execution of an effective release of claims, Mr. Campbell will be eligible to receive (i) a cash severance payment equal to 1.5 times the sum of his annual base salary and target annual bonus, paid in equal installments over 18 months, (ii) any Prior Year Bonus and, if such termination occurs after June 30, he will remain eligible to receive a pro rata bonus for the year of termination, as determined by the Board of Directors and/or Compensation Committee (the “Pro-Rata Bonus”), (iii) accelerated vesting of all outstanding time-based equity awards (including performance-based equity awards that have satisfied the performance requirement and remain subject only to a time-based vesting component) such that the amount of shares vested equals the number of shares that would have vested if Mr. Campbell had continued to render services for 18 continuous months following termination, and if the performance period applicable to any performance-based equity awards ends within the 18 month period following such termination, then the vesting of such awards will remain eligible to vest if and to the extent that the performance goal is achieved within that 18 month period, and (iv) the COBRA Benefits.

If such termination occurs during the period beginning three months prior to and ending 12 months following a "Change in Control" (as defined in the Employment Agreement), Mr. Campbell will instead be eligible to receive (i) a lump sum cash severance payment equal to 2.0 times the sum of his annual base salary and target annual bonus, (ii) any Prior Year Bonus and the Pro-Rata Bonus, (iii) full accelerated vesting of all outstanding equity awards, with outstanding performance-based awards vesting at target unless otherwise specified in the applicable grant agreement, and (iv) the COBRA Benefits.

The foregoing summary of the Employment Agreement is not complete and is qualified in its entirety by reference to the full agreement, a copy of which is filed as Exhibit 10.2 to this report.

The Company and Mr. Campbell will also enter into the Company's standard indemnification agreement for the Company's directors and officers, a copy of which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 1, 2018.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words “on-track,” “positioned,” “look forward to,” “will,” “would,” “may,” “might,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential,” or similar expressions. In addition, expressions of strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references to: statements and expectations regarding the planned transition of the role of President, Chief Executive Officer and Board Member, and the expected timing thereof; the expectation to enter into a consulting agreement with Dr. Dube; the terms of Mr. Campbell's employment with the Company, including future compensation, equity awards and severance arrangements; and the expectation to enter into an indemnification agreement with Mr. Campbell. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks related to human capital and the Company’s business needs and resources. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Investors are referred to the full discussion of risks and uncertainties, including under the heading “Risk Factors”, as included in the Company’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Transition and Separation Agreement dated September 21, 2026, between the Company and Eric Dube.
10.2	Employment Agreement, dated September 21, 2026 and effective as of December 1, 2026, between the Company and Bradley L. Campbell.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: September 21, 2026	By:	/s/ Elizabeth Reed
	Name:	Elizabeth Reed
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary